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                                                                    EXHIBIT 99.1

[AMERICAN HOME MORTGAGE LOGO]



FOR IMMEDIATE RELEASE

    AMERICAN HOME MORTGAGE INVESTMENT CORP. ANNOUNCES PROPOSED OFFERING OF
      2,000,000 SHARES OF SERIES B CUMULATIVE REDEEMABLE PREFERRED STOCK

MELVILLE, N.Y. - NOVEMBER 30, 2004 - American Home Mortgage Investment Corp. (NYSE: AHM), a mortgage real estate investment trust (REIT), today announced that it is commencing a proposed offering of 2,000,000 shares of Series B Cumulative Redeemable Preferred Stock pursuant to its shelf registration statement. The Company has also granted the underwriters an option to purchase an additional 300,000 shares of Series B Cumulative Redeemable Preferred Stock to cover over-allotments, if any.

The offering is being lead managed by Friedman, Billings, Ramsey & Co., Inc. Stifel Nicolaus & Company, Incorporated, RBC Capital Markets and Advest, Inc. will serve as co-managers. The shares are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offer will be made, if at all, only by the means of the prospectus, including the prospectus supplement, which forms a part of the effective registration statement. When available, copies of the prospectus for the offering may be obtained by contacting Friedman, Billings, Ramsey & Co., Inc. at 1001 19th Street North, Arlington, Virginia 22209.

American Home Mortgage Investment Corp. is a mortgage REIT focused on earning net interest income from self-originated mortgage backed securities, and through its taxable subsidiaries, from originating and servicing mortgage loans for institutional investors. Mortgages are originated through a network of loan production offices as well as through mortgage brokers and are serviced at the Company's Columbia, Maryland servicing center. For additional information, please visit the Company's website at www.americanhm.com.
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This news release contains statements about future events and expectations, which are "forward-looking statements." Any statement in this release that is not a statement of historical fact, including, but not limited to, earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans or business strategy, is a forward-looking statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause American Home Mortgage Investment Corp.'s actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: American Home Mortgage Investment Corp.'s limited operating history with respect to its portfolio strategy; the potential fluctuations in American Home Mortgage Investment Corp.'s operating results; American Home Mortgage Investment Corp.'s potential need for additional capital; the direction of interest rates and their subsequent effect on American Home Mortgage Investment Corp.'s business and the business of its subsidiaries; risks associated with the use of leverage; changes in federal and state tax laws affecting REITs; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home Mortgage Investment Corp. with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. American Home Mortgage Investment Corp. does not assume any responsibility, and expressly disclaims any responsibility, to issue updates to any forward-looking statements discussed in this press release, whether as a result of new information, future events or otherwise.

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CONTACT:

Mary M. Feder
Vice President, Investor Relations
(631) 622-6469
mary.feder@americanhm.com